Ameritas Life Insurance Corp. of New York

("Ameritas Life of New York")

Ameritas Life of NY Separate Account VA

("Separate Account")

Supplement to:

Overture Accent!

Prospectus Dated May 1, 2012

Supplement Dated July 28, 2016

Effective June 9, 2016, the "Calvert VP SRI Mid Cap Growth Portfolio" is renamed "Calvert VP SRI Mid Cap Portfolio," and all references are revised to reflect the name change. The corresponding Subaccount remains closed to new money.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp. of New York

If you do not have a current prospectus, please contact

Ameritas Life of New York at 877-280-6110.

IN 2019 NY 7-16